CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (Parenthetical) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Costs of goods sold, including related party expenses	$ 332	$ 21
Product revenue
Product revenue, net from related party	103	0
Selling, General and Administrative Expenses
Selling, general and administrative, including related party expenses	369	362
Research And Development
Research and development, including related party expenses	$ 182	$ 194